EXHIBIT 99


                               Contact:      David Sklar
                                             Aames Financial Corporation
                                             (323) 210-5311
                                                    or
                                             Steve Hawkins/Tom Ekman
                                             Sitrick And Company
                                             (310) 788-2850


FOR IMMEDIATE RELEASE


EXECUTIVES TO  LEAD RISK MANAGEMENT AND INTERNET INITIATIVES

          CHIEF CREDIT OFFICER, FORMER HOME SAVINGS EXECUTIVE, PROMOTED

           NATIONAL/INTERNET LENDING GROUP TO LEVERAGE CALL CENTER AND
                      CENTRALIZED PROCESSING CAPABILITIES


LOS ANGELES, OCTOBER 13, 1999 -- AAMES FINANCIAL CORPORATION (NYSE: AAM), a leader in subprime home equity lending, today announced the promotion of Geoffrey Sanders to Executive Vice President and Chief Credit Officer of its mortgage banking subsidiaries and named Celinda Moore Director of its new National/Internet Lending Group.

        Mr. Sanders, formerly the Senior Vice President and Chief Credit Officer of the Company's mortgage banking subsidiaries, is responsible for the Company's credit and risk assessment.

         "Geoff has successfully spearheaded a company-wide upgrade of Aames' risk management architecture, policies and systems, since joining us from Home Savings a few months ago," Mani A. Sadeghi, Chief Executive Officer stated. "He has also developed and implemented a state-of-the art loan valuation system, which will streamline Aames' origination activities."

        Ms. Moore will help the Company achieve its strategic objective of using technology to increase originations and efficiency.

        "Under Celinda's leadership, we have created a National/Internet Lending Group which will leverage Aames' existing customer call center and centralized processing and servicing capabilities to accelerate the implementation of our Internet-based lending strategy," Mr. Sadeghi added. "Both our initiatives in technology and risk management are important steps toward achieving Aames' objective of becoming a more prudent, profitable, and innovative lender."


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        Aames Financial Corporation is a leading home equity lender that currently operates 102 retail branches, and 44 broker offices, serving customers across the country. From time to time the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company's business include the following: negative cash flow and continued access to outside sources of cash to fund operations; third party rights to terminate mortgage servicing; high delinquencies and losses in our securitization trusts; dependence on funding sources; Year 2000 compliance and technological enhancements; prepayment risk; changes in interest rates; basis risk; prolonged interruptions or reductions in the secondary market for mortgage loans; timing of loan sales; dependence on broker network; competition; concentration of operations in California; economic conditions; contingent risks on loans we sell; and government regulation. For a more complete discussion of these risks and uncertainties, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, and subsequent Company filings with the United States Securities and Exchange Commission.

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